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                                                                      Exhibit 24

                       Re: Consent of Independent Auditors

We Consent to the reference of our firm under the caption "Experts" and to use of our reports dated June, 15 2003 in the Registration Statements Amendment No. 3 to Form SB-2 (333-91988) and related prospectus of Hotel Outsourcing Management Inc. for the registration of 7,566,032 of its Common stock.


Tel Aviv, Israel
July 3,2003

                                                   Kost, Forer and Gabbay
                                             Certified Public Accountants (Isr)
                                               a member of Ernst &Young Global